UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

Hyperfine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39949	98-1569027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 New Whitfield Street
Guilford, Connecticut		06437
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 796-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	HYPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Bylaws

On June 8, 2023, the Board of Directors (the “Board”) of Hyperfine, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”), effective as of June 8, 2023, to provide for the Company to have a Chairperson in lieu of an Executive Chairman. On June 8, 2023, the Board also approved, effective as June 8, 2023, (i) the appointment of R. Scott Huennekens as Chairperson of the Board who then ceased serving in the position of Executive Chairman of the Board and (ii) that Jonathan M. Rothberg, Ph.D., who will continue to serve as a Director of the Company, ceased serving in the position of Vice Chairperson of the Board.

Certificate of Amendment to the Certificate of Incorporation, As Amended

On June 9, 2023, the Company filed a Certificate of Amendment to its Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to limit the liability of its officers as permitted by recent amendments to Delaware law (the “Charter Amendment”). As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders held on June 8, 2023 (the “Annual Meeting”).

The foregoing descriptions of the Amended and Restated Bylaws and Charter Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amended and Restated Bylaws and Charter Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
On June 8, 2023, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2023. At the Annual Meeting, holders of 23,473,877 shares of the Company’s Class A common stock and 15,055,288 shares of the Company’s Class B common stock were present in person or by proxy at the Annual Meeting, which represented approximately 90.88% of the voting power of the shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. Stockholders were entitled to one vote for each share of Class A common stock held as of the close of business on April 20, 2023 (the “Record Date”), and 20 votes for each share of Class B common stock held as of the Record Date.
(b)
The following actions were taken at the Annual Meeting:
1.
The following nominees were reelected to serve on the Board until the Company’s 2024 annual meeting of stockholders and until their respective successors have been elected and qualified, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
R. Scott Huennekens	308,682,994	1,623,175	46,618	14,226,850
Jonathan M. Rothberg, Ph.D.	308,355,771	1,980,351	16,665	14,226,850
Maria Sainz	308,888,848	1,444,322	19,617	14,226,850
John Dahldorf	309,371,443	933,667	47,677	14,226,850
Ruth Fattori	308,710,803	1,586,955	55,029	14,226,850
Daniel J. Wolterman	307,052,049	3,253,247	47,491	14,226,850
2.
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
324,520,786	29,906	28,945	—
3.
The Charter Amendment was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
306,620,456	3,574,252	158,079	14,226,850

Item 8.01 Other Events.

Amendments to Nonemployee Director Compensation Policy

In addition, on June 8, 2023 the Board approved amendments to the Company’s Nonemployee Director Compensation Policy to (i) provide that the Chairperson of the Board will receive an annual cash retainer fee in the amount of $40,000 (in lieu of the annual cash retainer fee of $10,000 per month for service as Executive Chairman that was previously approved by the Board), (ii) change the amount of the initial equity grant to new nonemployee directors of the Company to a number of restricted stock units or other equity award as determined by the Board in connection with the appointment or election of such new director, and (iii) change the amount of the annual equity grant to nonemployee directors to non-qualified stock options to purchase 112,000 shares of the Company’s Class A common stock.

The foregoing description of the Nonemployee Director Compensation Policy, as amended, is not complete and is subject to and qualified in its entirety by reference to the Nonemployee Director Compensation Policy, as amended, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Special One-Time Equity Grants to Certain Directors

In addition, on June 8, 2023, the Board approved, in recognition of the substantial contributions to the Company in their service as Directors of the Company in connection with recent management transitions, a one-time special grant to each of John Dahldorf, Ruth Fattori and Daniel J. Wolterman of non-qualified stock options to purchase 85,000 shares of the Company’s Class A common stock pursuant to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) effective as of June 9, 2023 (the “Grant Date”), at an exercise price equal to $1.97 per share, the closing price of the Company’s Class A common stock on the Nasdaq Capital Market on the Grant Date, which will vest as to 50% on the one year anniversary of the Grant Date and the remaining 50% on the two year anniversary of the Grant Date, subject to such director’s continued service to the Company through the applicable vesting dates.

Furthermore, on June 8, 2023, the Board approved, in recognition of the additional contributions of Mr. Huennekens for his service as Executive Chairman and his future service as Chairperson of the Company, and contingent upon the cancellation of a non-qualified stock option to purchase 237,437 shares of the Company’s Class A common stock previously granted to Mr. Huennekens, a one-time special grant to Mr. Huennekens of non-qualified stock options to purchase 237,437 shares of the Company’s Class A common stock pursuant to the 2021 Plan effective as of the Grant Date, at an exercise price equal to $1.97 per share, the closing price of the Company’s Class A common stock on the Nasdaq Capital Market on the Grant Date, which will vest as to 100% on the fifth anniversary of the Grant Date, subject to Mr. Huennekens’ continued service to the Company through the vesting date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant.
3.2	Certificate of Amendment to the Certificate of Incorporation, as amended, of the Registrant, as filed with the Secretary of State of the State of Delaware on June 9, 2023.
10.1+	Nonemployee Director Compensation Policy, As Amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFINE, INC.

Date:	June 12, 2023	By:	/s/ Brett Hale
Brett Hale Chief Administrative Officer, Chief Financial Officer, Treasurer and Corporate Secretary